UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 4, 2004

CONNETICS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3290 West Bayshore Road, Palo Alto, California	94303

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 843-2800

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 2. Acquisition or Disposition of Assets.

     As reported on its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 16, 2004, on March 4, 2004, Connetics Corporation completed its acquisition of exclusive U.S. rights to Hoffmann-La Roche Inc.’s Soriatane®-brand (acitretin), an approved oral therapy for the treatment of severe psoriasis in adults.

     Pursuant to Item 7(a)(4) of Form 8-K, this Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 16, 2004 to include (1) the financial statements of the Soriatane product line required by Item 7(a) of Form 8-K and (2) the pro forma financial information of Connetics Corporation required by Item 7(b) of Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Businesses Acquired

     The following financial statements of the Soriatane product line required by Item 7(a) of Form 8-K are filed with this report as Exhibit 99.1 and incorporated in this Item 7(a) by reference:

Report of Independent Auditors

Statements of Assets Acquired and Liabilities Assumed

Statements of Revenues and Direct Costs and Expenses

Notes to Financial Statements

     (b) Pro Forma Financial Information

     The following pro forma financial information of Connetics Corporation required by Item 7(b) of Form 8-K is filed with this report as Exhibit 99.2 and incorporated in this Item 7(b) by reference:

Unaudited Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2003

Notes to Unaudited Pro Forma Consolidated Balance Sheet

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2003

Notes to Unaudited Pro Forma Consolidated Statement of Operations

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     (c) Exhibits

Exhibit No.	Description
2.1	Sale and Purchase Agreement, dated as of February 2, 2004, by and between Connetics Corporation and Hoffmann-La Roche Inc. (Incorporated by reference to Exhibit 10.41 to Connetics’ Annual Report on Form 10-K for the year ended December 31, 2003 (File No. 000-27406))

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants

99.1	Financial Statements for the Soriatane Product Line of Hoffmann-La Roche Inc. as of December 31, 2003 and 2002 and for the Three Years Ended December 31, 2003

99.2	Unaudited Pro Forma Consolidated Financial Statements of Connetics Corporation as of December 31, 2003 and for the Year Ended December 31, 2003

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
By:	/s/ Katrina J. Church
Katrina J. Church
Executive Vice President, General Counsel and Secretary

     Date: April 30, 2004

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Sale and Purchase Agreement, dated as of February 2, 2004, by and between Connetics Corporation and Hoffmann-La Roche Inc. (Incorporated by reference to Exhibit 10.41 to Connetics’ Annual Report on Form 10-K for the year ended December 31, 2003 (File No. 000-27406))

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants

99.1	Financial Statements for the Soriatane Product Line of Hoffmann-La Roche Inc. as of December 31, 2003 and 2002 and for the Three Years Ended December 31, 2003

99.2	Unaudited Pro Forma Consolidated Financial Statements of Connetics Corporation as of December 31, 2003 and for the Year Ended December 31, 2003

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